UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: March 12, 2020

                        PURE HARVEST CANNABIS GROUP, INC.
                    -----------------------------------------
                (Name of registrant as specified in its charter)

    Colorado                   333-212055                   71-0952431
----------------------   ----------------------   ------------------------------
 State of Incorporation  Commission File Number   IRS EmployerIdentification No.

                          2401 E. 2nd Avenue, Suite 600
                                Denver, CO 80206
                            -----------------------
                     Address of principal executive offices

                                 (800) 560-5148
                            -----------------------
                      Telephone number, including area code

           Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written  communications  pursuant  to Rule 425  under the  Securities  Act
    (17CFR 230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12  under the  Exchange Act (17
    CFR 240.14a-12)
[ ] Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the
    Exchange Act (17 CFR 240.14d-2(b)
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

                                                  Name of Each Exchange
Title of Each Class      Trading Symbol(s)         on Which Registered
   -------------------      -----------------     ---------------------
        None                   N/A                        N/A

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Item 1.01   Entry Into a Material Definitive Agreement

     On March 12, 2020 the Company entered into an agreement to acquire fifty-one percent (51%) of the outstanding membership interests in How Smooth It Is, Inc. ("HSII") for $1,500,000 in cash and 7,000,000 shares of the Company's restricted common stock. HSII is a state-licensed medical marijuana processor based in Riverdale, Michigan and plans to offer a wide range of cannabis-infused products including chocolate bars, gummies, beverages, and other Pure Harvest branded products. HSII is based in a 5,800 square foot facility and has the capability of extracting, processing and manufacturing an array of products containing THC and CBD. HSII has also submitted applications for four dispensary licenses in Riverdale, White Cloud, Alma and Mount Pleasant, MI.

     In connection with this acquisition, Leonard Cusenza, the principal shareholder of HSII, was appointed as HSII's Chief Executive Officer. Mr. Cusenza brings over 20 years of business and confectionary manufacturing experience to the HSII's operations. He has been operating a family owned candy business in Michigan for decades and has an exceptional depth of knowledge regarding confection and manufacturing operations.

     The acquisition of the 51% interest in HSII is subject to a number of conditions, including the approval of the Michigan Department of Licensing and Regulatory Affairs (LARA).

     HSII is in the development stage and as of the date of this report had generated only limited revenue.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

March 18, 2020

                                       PURE HARVEST CANNABIS GROUP, INC.

                                       By: /s/ Matthew Gregarek
                                           ------------------------------
                                           Matthew Gregarek
                                           Chief Executive Officer